                                                                      Exhibit 24


                               POWER OF ATTORNEY

                                       RE

                              GWL&A FINANCIAL INC.

Know all men by these presents, that I, W.T. McCallum, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and M.T.G. Graye as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable GWL&A Financial Inc. to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of trust preferred securities issued by GWL&A Financial Inc.'s wholly owned subsidiary, Great-West Life & Annuity Capital I, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc., to a Registration Statement (Form S-3) of GWL&A Financial Inc., and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of April, 1999.


                                        /s/ W.T. McCallum
                                        --------------------------------
                                        Director
                                        GWL&A Financial Inc.

Witness: /s/ D.C. Lennox
         -----------------------
             D.C. Lennox

                               POWER OF ATTORNEY

                                       RE

                              GWL&A FINANCIAL INC.

Know all men by these presents, that I, James Balog, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and M.T.G. Graye as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable GWL&A Financial Inc. to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of trust preferred securities issued by GWL&A Financial Inc.'s wholly owned subsidiary, Great-West Life & Annuity Capital I, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc., to a Registration Statement (Form S-3) of GWL&A Financial Inc., and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April, 1999.


                                        /s/ James Balog
                                        --------------------------------
                                        Director
                                        GWL&A Financial Inc.

Witness: /s/ Alvina B. Balog
         -----------------------
             Alvina B. Balog

                               POWER OF ATTORNEY

                                       RE

                              GWL&A FINANCIAL INC.

Know all men by these presents, that I, James W. Burns, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and M.T.G. Graye as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable GWL&A Financial Inc. to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of trust preferred securities issued by GWL&A Financial Inc.'s wholly owned subsidiary, Great-West Life & Annuity Capital I, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc., to a Registration Statement (Form S-3) of GWL&A Financial Inc., and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April, 1999.


                                        /s/ James W. Burns
                                        -----------------------------
                                        Director
                                        GWL&A Financial Inc.


Witness: /s/ D.C. Lennox
         -----------------------
             D.C. Lennox

                               POWER OF ATTORNEY

                                       RE

                              GWL&A FINANCIAL INC.

Know all men by these presents, that I, Orest T. Dackow, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and M.T.G. Graye as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable GWL&A Financial Inc. to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of trust preferred securities issued by GWL&A Financial Inc.'s wholly owned subsidiary, Great-West Life & Annuity Capital I, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc., to a Registration Statement (Form S-3) of GWL&A Financial Inc., and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April, 1999.

                                        /s/ Orest T. Dackow
                                        --------------------
                                        Director
                                        GWL&A Financial Inc.
Witness: /s/ D.C. Lennox
         -----------------------
             D.C. Lennox

                               POWER OF ATTORNEY

                                       RE

                              GWL&A FINANCIAL INC.

Know all men by these presents, that I, Robert G. Graham, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and M.T.G. Graye as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable GWL&A Financial Inc. to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of trust preferred securities issued by GWL&A Financial Inc.'s wholly owned subsidiary, Great-West Life & Annuity Capital I, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc., to a Registration Statement (Form S-3) of GWL&A Financial Inc., and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April, 1999.

                                        /s/ Robert G. Graham
                                        ---------------------
                                        Director
                                        GWL&A Financial Inc.
Witness: /s/ L. Robin Graham
         -----------------------
             L. Robin Graham

                               POWER OF ATTORNEY

                                       RE

                              GWL&A FINANCIAL INC.

Know all men by these presents, that I, Robert Gratton, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and M.T.G. Graye as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable GWL&A Financial Inc. to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of trust preferred securities issued by GWL&A Financial Inc.'s wholly owned subsidiary, Great-West Life & Annuity Capital I, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc., to a Registration Statement (Form S-3) of GWL&A Financial Inc., and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April, 1999.

                                        /s/ Robert Gratton
                                        -------------------
                                        Director
                                        GWL&A Financial Inc.

Witness: /s/ Nicole Barolet
         -----------------------
             Nicole Barolet

                               POWER OF ATTORNEY

                                       RE

                              GWL&A FINANCIAL INC.

Know all men by these presents, that I, N. Berne Hart, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and M.T.G. Graye as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable GWL&A Financial Inc. to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of trust preferred securities issued by GWL&A Financial Inc.'s wholly owned subsidiary, Great-West Life & Annuity Capital I, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc., to a Registration Statement (Form S-3) of GWL&A Financial Inc., and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April, 1999.


                                        /s/ N. Berne Hart
                                        ------------------
                                        Director
                                        GWL&A Financial Inc.


Witness: /s/ Wilma S. Hart
         ----------------------
             Wilma S. Hart

                               POWER OF ATTORNEY

                                       RE

                              GWL&A FINANCIAL INC.

Know all men by these presents, that I, Kevin P. Kavanagh, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and M.T.G. Graye as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable GWL&A Financial Inc. to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of trust preferred securities issued by GWL&A Financial Inc.'s wholly owned subsidiary, Great-West Life & Annuity Capital I, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc., to a Registration Statement (Form S-3) of GWL&A Financial Inc., and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April, 1999.

                                        /s/ Kevin P. Kavanagh
                                        ----------------------
                                        Director
                                        GWL&A Financial Inc.

Witness: /s/ E.M. Kavanagh
         -----------------------
             E.M. Kavanagh

                               POWER OF ATTORNEY

                                       RE

                              GWL&A FINANCIAL INC.

Know all men by these presents, that I, William Mackness, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and M.T.G. Graye as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable GWL&A Financial Inc. to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of trust preferred securities issued by GWL&A Financial Inc.'s wholly owned subsidiary, Great-West Life & Annuity Capital I, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc., to a Registration Statement (Form S-3) of GWL&A Financial Inc., and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of April, 1999.

                                        /s/ William Mackness
                                        ---------------------
                                        Director
                                        GWL&A Financial Inc.

Witness: /s/ D. Mackness
         -----------------------
             D. Mackness

                               POWER OF ATTORNEY

                                       RE

                              GWL&A FINANCIAL INC.

Know all men by these presents, that I, Jerry E. A. Nickerson, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and M.T.G. Graye as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable GWL&A Financial Inc. to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of trust preferred securities issued by GWL&A Financial Inc.'s wholly owned subsidiary, Great-West Life & Annuity Capital I, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc., to a Registration Statement (Form S-3) of GWL&A Financial Inc., and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April, 1999.

                                        /s/ Jerry E. A. Nickerson
                                        --------------------------
                                        Director
                                        GWL&A Financial Inc.

Witness: /s/ M. Lynne Reid
         -----------------------
             M. Lynne Reid

                               POWER OF ATTORNEY

                                       RE

                              GWL&A FINANCIAL INC.

Know all men by these presents, that I, P. Michael Pitfield, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and M.T.G. Graye as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable GWL&A Financial Inc. to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of trust preferred securities issued by GWL&A Financial Inc.'s wholly owned subsidiary, Great-West Life & Annuity Capital I, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc., to a Registration Statement (Form S-3) of GWL&A Financial Inc., and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April, 1999.

                                        /s/ P. Michael Pitfield
                                        ------------------------
                                        Director
                                        GWL&A Financial Inc.


Witness: /s/ Diane Meilleur
         -----------------------
             Diane Meilleur

                               POWER OF ATTORNEY

                                       RE

                              GWL&A FINANCIAL INC.

Know all men by these presents, that I, Michel Plessis-Belair, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and M.T.G. Graye as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable GWL&A Financial Inc. to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of trust preferred securities issued by GWL&A Financial Inc.'s wholly owned subsidiary, Great-West Life & Annuity Capital I, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc., to a Registration Statement (Form S-3) of GWL&A Financial Inc., and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April, 1999.

                                        /s/ Michel Plessis-Belair
                                        --------------------------
                                        Director
                                        GWL&A Financial Inc.

Witness: /s/ Danielle Durocher
         -----------------------
             Danielle Durocher

                               POWER OF ATTORNEY

                                       RE

                              GWL&A FINANCIAL INC.

Know all men by these presents, that I, Brian E. Walsh, a Member of the Board of Directors of GWL&A Financial Inc., a Delaware corporation, do hereby constitute and appoint each of D.C. Lennox and M.T.G. Graye as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable GWL&A Financial Inc. to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of trust preferred securities issued by GWL&A Financial Inc.'s wholly owned subsidiary, Great-West Life & Annuity Capital I, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of GWL&A Financial Inc., to a Registration Statement (Form S-3) of GWL&A Financial Inc., and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April, 1999.

                                        /s/ Brian E. Walsh
                                        -------------------
                                        Director
                                        GWL&A Financial Inc.

Witness: /s/ Margaret Canty
         -----------------------
             Margaret Canty